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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2000


BRITISH COLUMBIA
----------------        ___________________________      _______________________
(State or other           (Commission File No.)                (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                         930 West 1st Street, Suite 102,
                NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7P 3N4
                -------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 988-0440


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Effective November 30, 2000 Owen Jones has resigned as a director of Sideware Systems Inc. The remaining directors of Sideware Systems Inc. are James Speros, Grant Sutherland, Jay Nussbaum, Peter Kozicki, and Edward White.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SIDEWARE SYSTEMS INC.


Date: November 30, 2000                     "Grant Sutherland"
                                            ------------------------------------
                                            Grant Sutherland, Chairman